COPLEY FUND, INC.

(the “Fund”)

Supplement dated November 2, 2022 to the Fund’s Prospectus dated June 29, 2022 (the “Prospectus”), as amended and supplemented, and Statement of Additional Information dated June 29, 2022 (the “SAI”), as amended and supplemented.

This supplement provides new and additional information beyond that contained in the Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus, and any previous supplements.

The Prospectus and SAI are supplemented as follows:

On October 31, 2022, at a special meeting of shareholders the Fund’s shareholders approved the proposed Agreement and Plan of Reorganization dated April 28, 2022, between the Fund and Copley Fund (the “New Fund”), a new series of Centaur Mutual Funds Trust (the “Centaur Trust”), providing for the reorganization of the Fund into the New Fund (the “Reorganization”). The Reorganization is further described in the Fund’s Proxy Statement dated September 29, 2022. The Reorganization is expected to be effected on or about December 1, 2022.

Shareholders should retain this Supplement for future reference.